Exhibit 10.1

AMENDMENT NO. 3
TO
CREDIT AGREEMENT

THIS AMENDMENT NO. 3 TO CREDIT AGREEMENT (this “Amendment”) dated as of August 8, 2008, is entered into among GSC INVESTMENT FUNDING LLC, as the Borrower, DEUTSCHE BANK AG, NEW YORK BRANCH (“Deutsche Bank”), as Committed Lender (the “Committed Lender”), Deutsche Bank as Managing Agent (in such capacity, the “Managing Agent”) and Deutsche Bank as Administrative Agent (in such capacity, the “Administrative Agent”).  Capitalized terms used herein without definition shall have the meanings ascribed thereto in the “Credit Agreement” referred to below.

PRELIMINARY STATEMENTS

A.           Reference is made to that certain Credit Agreement dated as of April 11, 2007 among the Borrower, GSCP (NJ), L.P., as the Servicer, GSC Investment Corp., as the Performance Guarantor, the CP Lenders, the Committed Lenders, the Managing Agents and the Administrative Agent (as amended, modified or supplemented from time to time, the “Credit Agreement”).

B.           The parties hereto have agreed to amend certain provisions of the Credit Agreement upon the terms and conditions set forth herein.

SECTION 1. Amendment.  Subject to the satisfaction of the conditions set forth in Section 3 hereof, the parties hereto hereby agree to amend the Credit Agreement as follows:

(a) the definition of “Aggregate Outstanding Principal Balance” shall be deleted and the words “aggregate Outstanding Principal Balance” shall be substituted for such term whenever used in the Credit Agreement;

(b) the words “outstanding principal balance” shall be substituted for the defined term “Outstanding Principal Balance” whenever used in each of the following:

(i) the definitions of “Converted Coupon”, “Moody’s Recovery Amount”, “Weighted Average Fixed Coupon”, “Weighted Average Floating Spread”, “Weighted Average Moody’s Rating Factor” and “Weighted Average Moody’s Recovery Rate”; and

(ii) Section 5.2(b)(v).

(c) the defined term “Currency Hedge Amount” shall be deleted in its entirety; and

(d) the following definitions shall be amended and restated in their entirety as follows:

“Deemed Collections” means on any day, the aggregate of all amounts Borrower shall have been deemed to have received as a Collection of a Collateral

Debt Obligation.  Borrower shall be deemed to have received a Collection in an amount equal to the unpaid balance (including any accrued interest thereon) of a Collateral Debt Obligation if at any time the Outstanding Principal Balance of any such Collateral Debt Obligation is reduced or canceled as a result of a setoff in respect of any claim by any Person (whether such claim arises out of the same or a related transaction or an unrelated transaction).

“Outstanding Principal Balance” means, on any date of determination with respect to any Collateral Debt Obligation (a) with respect to any type of Collateral Debt Obligation not enumerated below, the lesser of (i) the outstanding principal balance of such Collateral Debt Obligation and (ii) the Fair Value of such Collateral Debt Obligation, (b) with respect to Current Pay Obligations, the lesser of (i) 70% of the outstanding principal balance of such Current Pay Obligation or (ii) the Market Value of such Current Pay Obligation, (c) with respect to Discount Obligations, the lesser of (i) the purchase price of such Discount Obligation or (ii) the Market Value of such Discount Obligation, (d) with respect to Revolvers the sum of (i) the lesser of (x) the outstanding principal balance of such Revolver and (y) the Fair Value of such Revolver plus (ii) the Revolver Commitment Amount and (e) with respect to Defaulted Obligations, the Moody’s Collateral Value of such Defaulted Obligation.

SECTION 2. Representations and Warranties.  The Borrower hereby represents and warrants to each of the other parties hereto, that:

(a) this Amendment constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms; and

(b) on the date hereof, before and after giving effect to this Amendment, other than as amended or waived pursuant to this Amendment, no Default or Event of Default has occurred and is continuing.

SECTION 3. Conditions.  This Amendment shall become effective on the first Business Day (the “Effective Date”) on which the Administrative Agent or its counsel has received counterpart signature pages of this Amendment, executed by each of the parties hereto.

SECTION 4. Reference to and Effect on the Transaction Documents.

(a) Upon the effectiveness of this Amendment, (i) each reference in the Credit Agreement to “this Credit Agreement”, “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import shall mean and be a reference to the Credit Agreement as amended or otherwise modified hereby, and (ii) each reference to the Credit Agreement in any other Transaction Document or any other document, instrument or agreement executed and/or delivered in connection therewith, shall mean and be a reference to the Credit Agreement as amended or otherwise modified hereby.

(b) Except as specifically amended, terminated or otherwise modified above, the terms and conditions of the Credit Agreement, of all other Transaction Documents and any other documents, instruments and agreements executed and/or delivered in

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connection therewith, shall remain in full force and effect and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent, any Managing Agent or any Lender under the Credit Agreement or any other Transaction Document or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein, in each case except as specifically set forth herein.

SECTION 5. Execution in Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.  Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 6. Governing Law.  This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

SECTION 7. Headings.  Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

SECTION 8. Fees and Expenses.  Borrower hereby confirms its agreement to pay on demand all reasonable costs and expenses of the Administrative Agent, Managing Agents or Lenders in connection with the preparation, execution and delivery of this Amendment and any of the other instruments, documents and agreements to be executed and/or delivered in connection herewith, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel to the Administrative Agent, Managing Agents or Lenders with respect thereto.

[Remainder of Page Deliberately Left Blank]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers as of the date first above written.

GSC INVESTMENT FUNDING LLC

By:	/s/ Richard T. Allorto, Jr.
	Name:	Richard T. Allorto, Jr.
	Title:	Treasurer

Signature Page to Amendment No. 3

DEUTSCHE BANK AG, NEW YORK BRANCH, as a Committed Lender, Managing Agent and Administrative Agent

By:	/s/ Michael Cheng
	Name:	Michael Cheng
	Title:	Director

By:	/s/ Peter Chuang
	Name:	Peter Chuang
	Title:	Vice President

Signature Page to Amendment No. 3

The undersigned acknowledges its receipt of a copy of Amendment No. 3 to Credit Agreement as of the date hereof.  The undersigned (i) reaffirms all of its obligations under Section 12.14 of the Credit Agreement and (ii) acknowledges and agrees that the performance undertaking thereunder remains in full force and effect (including, without limitation, after giving effect to the amendment of the Credit Agreement as of the date hereof).

GSC INVESTMENT CORP.

By:	/s/ Richard T. Allorto, Jr.
	Name:	Richard T. Allorto, Jr.
	Title:	Chief Financial Officer

Signature Page to Amendment No. 3